UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2014

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On April 8, 2014, Riverview Bancorp, Inc. (“Company”), the holding company for Riverview Community Bank (“Bank”), announced that the Office of the Comptroller of the Currency (“OCC”) notified the Bank that they had rescinded the formal agreement, which was entered into with the Bank on January 25, 2012.  For additional information, see the Company’s press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. A copy of the notification from the OCC rescinding the Agreement is attached hereto as Exhibit 99.2

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1Press Release of Riverview Bancorp, Inc. dated April 8, 2014.

99.2Termination of the Agreement by the OCC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: April 8, 2014	/s/Kevin J. Lycklama
Kevin J. Lycklama
Chief Financial Officer (Principal Financial Officer)